UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 24, 2012

Date of report (Date of earliest event reported)

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive Omaha, NE	68102
(Address of Principal Executive Offices)	(Zip Code)

(402) 240-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Today, May 24, 2012, members of senior management of ConAgra Foods, Inc. (the “Company”) will present at the Citi 2012 Global Consumer Conference in New York City, New York. The presentation, which is scheduled to begin at 9:05 a.m. EDT this morning, will be webcast. The Company expects the majority of its presentation to be in the form of a question-and-answer session. The slides used in the presentation by the Company are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The Company expects to affirm its previously announced guidance of modest diluted earnings per share growth in its fourth quarter of fiscal 2012 (year-over-year), adjusted for items impacting comparability; long-term annual sales growth of approximately 3% over the long term; long-term annual earnings per share growth, excluding items impacting comparability, of 6 to 8%; and long-term return on invested capital, excluding items impacting comparability, of 13 to 14% over the long term.

This Current Report on Form 8-K and the presentation slides include the non-GAAP financial measures of diluted earnings per share, adjusted for items impacting comparability; return on invested capital, adjusted for items impacting comparability; and earnings before income tax, depreciation and amortization. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company’s financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company’s operating performance, financial position, cash generating capacity and its ability to meet its future debt service. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of earnings per share growth and return on invested capital impracticable.

Note on Forward-looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. The company undertakes no responsibility for updating these statements. Readers of this report should understand that these statements are not guarantees of performance or results. Many factors could affect the company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things: availability and prices of raw materials, including any negative effects caused by inflation; the effectiveness of the company’s product pricing, including any pricing actions and promotional changes; future economic circumstances; industry conditions; the company’s ability to execute its operating and restructuring plans; the success of the company’s innovation, marketing, and cost-saving initiatives; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of any product recalls; the company’s success in efficiently and effectively integrating the company’s acquisitions; access to capital; actions of governments and regulatory factors affecting the company’s businesses, including the Patient Protection and Affordable Care Act; the amount and timing of repurchases of the company’s common stock, if any; and other risks described in the company’s reports filed with the Securities and Exchange Commission. The company cautions readers not to place undue reliance on any forward-looking statements included in this report, which speak only as of the date made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1     Citi 2012 Global Consumer Conference Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: May 24, 2012	By: /s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit 99.1	Citi 2012 Global Consumer Conference Slide Presentation